SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



        Date of report (Date of earliest event reported) October 10, 1997
                                                        ------------------------



                                OrthoLogic Corp.
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             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



            0-21214                                        86-0585310
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   (Commission File Number)                 (I.R.S. Employer Identification No.)



  2850 South 36th Street, Phoenix, Arizona                          85034
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  (Address of Principal Executive Offices)                        (Zip Code)



                                 (602) 437-5520
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              (Registrant's Telephone Number, Including Area Code)

Item 5. Other Events.

On October 10, 1997, OrthoLogic Corp. announced the appointment of Thomas R. Trotter, 49, to the position of president and CEO. He will join the company on October 20 and will be appointed a member of the Board of Directors.

Trotter,  formerly  president,   critical  care  division,  of  St.  Louis-based
Mallinckrodt, Inc., brings a 20-year career in the medical-device industry to OrthoLogic, as well as extensive expertise in sales and marketing.

"With this announcement, OrthoLogic reinforces its corporate philosophy of focusing on innovation, integrity and initiative," said Dr. Allan M. Weinstein, OrthoLogic's founder and former chairman and CEO, who last month assumed the title of vice chairman. "Tom is an extremely capable, action-oriented individual with an outstanding record of success in various size companies ranging from venture start-ups to billion-dollar multinationals. In handing over the reins to Tom Trotter, I'm confident he is the man to take us to the next level of growth and profitability."

John M. Holliman III, OrthoLogic's chairman and a founding institutional investor, added, "We couldn't be more delighted that Tom has joined us. We fully expect that Tom's leadership will enable us to continue bringing innovative, quality products to market, reinforce our existing product line, and add sustained value for our shareholders."

Prior to his most  recent  post,  Trotter  held  various  other  positions  with
Mallinckrodt, including senior vice president, U.S. markets; group vice president, anesthesiology and critical care division; and vice president and general manager, critical care division. Before joining Mallinckrodt in 1988, Trotter was president and CEO of Diamond Sensor Systems, a successful Ann Arbor, Mich.-based venture start-up and held senior general management positions with Shiley, Inc., Irvine, Calif., then a division of Pfizer, Inc.

"I look forward to leading OrthoLogic into a new era of growth," said Trotter. "As a key part of my initial charter, I plan to focus on sales and marketing to accelerate the growth of innovative products in continuous passive motion and bone-growth stimulation as well as build sales of exciting new products such as Hyalgan."

Trotter replaces Dr. Frank Magee, who served as acting president and oversaw day-to-day operations of the company during the recruitment process. Dr. Magee will assume the position of executive vice president. Dr. Weinstein will continue to focus his activities exclusively on strategic business opportunities and will remain a member of the Board of Directors.

OrthoLogic, founded in 1987, develops, manufactures and markets proprietary technologically advanced orthopedic devices designed to promote the healing of musculoskeletal tissue.

The statements in this report regarding growth, sales and profitability of the company are forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the acceptance and effectiveness of new management, potential costs and delays in integrating the direct sales force, potential costs and delays in integrating acquisitions, and the company's dependence for sales on approval by third-party payers. The forward-looking statements should be considered in light of these risks and uncertainties.
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
                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ORTHOLOGIC CORP.
                                   (Registrant)


October 10, 1997                   By /s/ Allen R. Dunaway
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                                   Allen R. Dunaway
                                   Chief Financial Officer
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